THE GABELLI ASSET FUND
                        THE GABELLI BLUE CHIP VALUE FUND
                             GABELLI GOLD FUND, INC.
                             THE GABELLI GROWTH FUND
                     GABELLI INTERNATIONAL GROWTH FUND, INC.
                                 (EACH A "FUND")

                        SUPPLEMENT DATED JANUARY 21, 2004
                       TO THE PROSPECTUS DATED MAY 1, 2003

THE FOLLOWING IS ADDITIONAL INFORMATION UNDER "PURCHASE OF SHARES," "REDEMPTION OF SHARES" AND "EXCHANGE OF SHARES" IN THE FUND'S PROSPECTUS RELATING TO CLASS AAA SHARES AND THE FUND'S PROSPECTUS RELATING TO CLASS A, CLASS B AND CLASS C SHARES.

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your broker and does not benefit the Fund or the Adviser in any way. It is in addition to the sales charges and other costs described in this prospectus and must be disclosed to you by your broker.

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE "REDEMPTION OF SHARES - BY TELEPHONE OR THE INTERNET" SECTION IN THE FUND'S PROSPECTUS RELATING TO CLASS AAA SHARES.

Fund shares held through an IRA may be redeemed by telephone or the Internet. Investors should consult a tax advisor concerning the current tax rules applicable to IRAs.

Dated: January 21, 2004